UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2000


                                     0-27352
                            (Commission File Number)


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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                                             3072298
   (State of Incorporation)                                 (IRS Employer
                                                         Identification Number)


                 155 Fortune Blvd., Milford, Massachusetts 01757
              (Address of registrant's principal executive office)


                                 (508) 482-7500
                         (Registrant's telephone number)


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

ITEM 5.    OTHER EVENTS

           Hybridon, Inc. and Avecia Limited, one of Europe's leading specialty chemicals companies, have agreed terms for Avecia to acquire the DNA manufacturing business and related intellectual property of Hybridon for US $15 million, of which $12 million is payable at closing and $3 million is payable after one year, subject to offset rights under the contract. Avecia and Hybridon have also agreed that Avecia will supply GMP DNA for Hybridon and its associated operations through 2002. The acquisition, which requires Hybridon shareholder approval and is subject to other conditions, is expected to be completed by the end of Q3, 2000.

           The funds from the divestiture will substantially expand Hybridon's ability to focus effectively on building its broad platform of DNA-based technology for medical applications, including antisense drugs, immune stimulatory CpG motifs and functional genomics.

           Hybridon will continue development of its antisense technology platform, in particular its Phase II oncology antisense drug candidate, GEM(R)231 for the treatment of solid tumors. Hybridon will also expand its efforts in the application of novel immunostimulatory DNA molecules containing the CpG motif. The company has built a significant portfolio of analogues to these important molecules believed to significantly enhance the immune system.

           As well as Hybridon's production assets at Milford, Ma, Avecia is acquiring intellectual property for large-scale manufacturing, patents covering novel reagents, processes and instrumentation for the cost effective manufacture of synthetic DNA.

           Hybridon's DNA manufacturing business, the Hybridon Specialty Products (HSP) division, is a leading global supplier of DNA medicines, with widely recognized expertise in process innovation, GMP development and scale-up manufacture. HSP will be integrated within Avecia's LifeScience Molecules business, providing further capabilities in this new and exciting area of advanced medicines technology.

           Avecia's strategic focus on DNA medicines was signaled in May 1999, with commissioning of a new US $6 million DNA medicines production facility at Grangemouth, Scotland - the first ever outside the USA.

           HSP is the second US-based DNA medicines manufacturing business to be acquired by Avecia. In August 1999 the company acquired Bedford Ma. based Boston BioSystems for US $6 million. Most recently, Avecia announced the acquisition of Torcan Chemical Ltd., a Canadian pharmaceutical development and manufacturing business, for US $40 million.


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

           The statements made herein contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, that involve a number of risks and uncertainties, including the risks that the transaction with Avecia may not be consummated or the consummation may be delayed, that Hybridon's antisense drugs or any oral formulation thereof may be ineffective or may not receive required regulatory approvals, or may not be profitable or that Hybridon will be forced to cease operations due to the lack of sufficient funding. Such statements are only predictions and actual events of results may differ materially. In addition to the matters described herein, risk factors as stated from time to time in Hybridon's SEC reports, including but not limited to its Annual Report on Form 10-K, may affect the results achieved by Hybridon.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               HYBRIDON, INC.

                                               By: /s/ Sudhir Agrawal
                                                  -----------------------------
                                               Name:  Sudhir Agrawal
                                               Title: President and Acting Chief
                                                      Executive Officer

                                               Date:  June 29, 2000


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